Exhibit 99.1

                           LETTER OF TRANSMITTAL

                      JONES LANG LASALLE FINANCE B.V.
                         OFFER FOR ALL OUTSTANDING
                          9% SENIOR NOTES DUE 2007
                              IN EXCHANGE FOR
                          9% SENIOR NOTES DUE 2007
                    GUARANTEED ON AN UNSECURED BASIS BY
                      JONES LANG LASALLE INCORPORATED
        AND CERTAIN SUBSIDIARIES OF JONES LANG LASALLE INCORPORATED
                PURSUANT TO THE PROSPECTUS DATED [ . ], 2000

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      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
LONDON TIME, ON [ . ], 2000, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., LONDON TIME, ON THE EXPIRATION DATE.
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              DELIVERY TO THE BANK OF NEW YORK, EXCHANGE AGENT

                     EUROCLEAR OR CLEARSTREAM PORTION:

By Registered Mail, Hand Delivey              For Information Call:
      or Overnight Carrier:                  011 44 207 964-7284 or
   The Bank of New York                       011 44 207 964-7235
    Lower Ground Floor
     30 Cannon Street                     Facsimile Transmission Number:
          London                              011 44 207 964-6369 or
         EC4M 6XH                             011 44 207 964-7294
Attention: Linda Read or Emma
          Wilkes                              Confirm by Telephone:
                                              011 44 207 964-7284
                                              011 44 207 964-7235

                                DTC PORTION:

  By Registered Mail or        By Hand Delivery:              For Information Call:
    Overnight Carrier:       The Bank of New York                (212) 815-6331
   The Bank of New York       101 Barclay Street
  Reorganization Section  Corporate Trust Services Window  Facsimile Transmission Number:
   101 Barclay Street,             Ground Level                  (212) 815-6339
      Floor 7 East         New York, New York 10286
New York, New York 10286         Attention: [ . ]              Confirm by Telephone:
    Attention: [ . ]         Reorganization Section               (212) 815-6331


      In the event that this Letter of Transmittal is used in connection with the tender of Old Notes (as defined below) in certificated form, delivery may be made to the Exchange Agent at either of the addresses or either of the facsimile transmission numbers set forth above.

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      The undersigned acknowledges that he or she has received and reviewed a prospectus dated [ . ], 2000 (the "Prospectus") of Jones Lang LaSalle Finance B.V., a private limited liability company incorporated under the laws of the Netherlands (the "Issuer"), Jones Lang LaSalle Incorporated, a Maryland corporation ("JLL"), Jones Lang LaSalle Americas, Inc., a Maryland corporation ("JLLA"), LaSalle Investment Management, Inc., a Maryland corporation ("LIM"), Jones Lang LaSalle International, Inc., a Delaware corporation ("JLLI"), Jones Lang LaSalle Co-Investment, Inc., a Maryland corporation ("JLLC"), LaSalle Hotel Advisors, Inc., a Maryland corporation ("LHA"), and Jones Lang LaSalle Limited, a company organized under the laws of England and Wales (together with JLL, JLLA, LIM, JLLI, JLLC and LHA, collectively, the "Guarantors") and this letter of transmittal (the "Letter of Transmittal"), which together constitute the Company's and the Guarantors' offer (the "Exchange Offer") to exchange an aggregate principal amount of up to [EURO]165,000,000 of the Issuer's 9% Senior Notes due 2007, including the guarantees thereof by the Guarantors (the "New Notes"), for a like principal amount of the Issuer's issued and outstanding 9% Senior Notes due 2007, including the guarantees thereof by the Guarantors (the "Old Notes"). Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

      This Letter of Transmittal is to be completed by a holder of Old Notes either if (a) certificates for such Old Notes are to be forwarded herewith or (b) a tender of Old Notes is to be made by book-entry transfer through DTC, Euroclear or Clearstream (each a "Book-Entry Transfer Facility") pursuant to the procedures set forth under "The Exchange Offer-Procedures for Tendering Old Notes-Book-Entry Transfers" in the Prospectus. Certificates in proper form for transfer or a book-entry confirmation, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein no later than 5:00 p.m., London time, on the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal no later than 5:00 p.m., London time, on the Expiration Date. The term "book-entry confirmation" means confirmation of a book-entry transfer of Old Notes into the Exchange Agent's account at DTC or the tender of Old Notes in accordance with the procedures of Euroclear or Clearstream. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a book-entry transfer, which states that such Book-Entry Transfer Facility has received an express acknowledgment that the tendering holder agrees to be bound by the Letter of Transmittal and that the Issuer and the Guarantors may enforce the Letter of Transmittal against such holder.

      BY (I) CREDITING THE OLD NOTES TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND BY COMPLYING WITH THE APPLICABLE PROCEDURES OF DTC'S AUTOMATED TENDER OFFER PROGRAM ("ATOP") WITH RESPECT TO THE TENDER OF THE OLD NOTES, OR (II) SENDING THE APPROPRIATE ELECTRONIC INSTRUCTION TO TENDER OLD NOTES THROUGH EUROCLEAR OR CLEARSTREAM IN ACCORDANCE WITH THE PROCEDURES OF EUROCLEAR OR CLEARSTREAM, AS THE CASE MAY BE, IN EACH CASE INCLUDING TRANSMISSION OF AN AGENT'S MESSAGE, THE HOLDER OF OLD NOTES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL, AND THE PARTICIPANT IN THE APPLICABLE BOOK-ENTRY TRANSFER FACILITY CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNERS OF SUCH OLD NOTES ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL AS BEING APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF SUCH PARTICIPANT AND EACH SUCH BENEFICIAL OWNER HAD PROVIDED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT.

      Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver their certificates in proper form for transfer and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer through DTC on a timely basis may tender their Old Notes according to the guaranteed delivery procedures described in "The Exchange Offer-Procedures for Tendering Old Notes-Guaranteed Delivery Procedures" in the Prospectus. THE GUARANTEED DELIVERY PROCEDURES ARE AVAILABLE ONLY WITH RESPECT TO OLD NOTES IN CERTIFICATED FORM AND OLD NOTES ACCEPTED FOR CLEARANCE THROUGH THE FACILITIES OF DTC UNDER CUSIP NUMBER 48021PAA6. HOLDERS OF OLD NOTES ACCEPTED FOR CLEARANCE THROUGH THE FACILITIES OF CLEARSTREAM OR EUROCLEAR UNDER COMMON CODE 011481086 OR 011481035 MAY NOT TENDER OLD NOTES USING GUARANTEED DELIVERY PROCEDURES.

      DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate, signed schedule affixed hereto.


                           DESCRIPTION OF OLD NOTES
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                                                     AGGREGATE
NAME(S) AND ADDRESS(ES) OF                            PRINCIPAL      PRINCIPAL
   REGISTERED HOLDER(S)             CERTIFICATE       AMOUNT OF       AMOUNT
(PLEASE FILL IN, IF BLANK)           NUMBER(S)*       OLD NOTES      TENDERED**
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                                  ---------------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------
                                             TOTAL:
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 *Need not be completed if Old Notes are being tendered by book-entry transfer.
**Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 4. Old Notes tendered hereby must be in denominations of [EURO]1,000 and any integral multiple thereof.
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|_|   CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
      TRANSFER AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution ___________________________________________

      Name of Book-Entry Transfer Facility
      (DTC, Euroclear or Clearstream)__________________________________________

      Account Number___________________ Transaction Code Number________________

|_|   CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

|_| CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

      Name(s) of Registered Holder(s)__________________________________________

      Window Ticket Number (if any)____________________________________________

      Date of Execution of Notice of Guaranteed Delivery ______________________

      Name of Eligible Institution which Guaranteed Delivery___________________

      If Guaranteed Delivery is to be Made by Book-Entry Transfer:

      Name of Tendering Institution __________________________________________

      DTC Account Number_______________________ Transaction Code Number________



|_| CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.*

Name: ________________________________________________________________________

Address:______________________________________________________________________


* You are entitled to as many copies as you reasonably believe necessary. If you require more than 10 copies, please indicate the total number required in the following space.



            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to the Issuer the principal amount of Old Notes indicated above, upon the terms and subject to the conditions of the Exchange Offer. Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Old Notes.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Issuer in connection with the Exchange Offer and as trustee under the indenture governing the Old Notes and the New Notes) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates representing such Old Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present certificates for such Old Notes for transfer and transfer the Old Notes on the books of the Issuer and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and that, when the same are accepted for exchange, the Issuer will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims, rights or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby. The undersigned has read and agrees to all of the terms and conditions of the Exchange Offer.

      The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

      If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at the applicable Book-Entry Transfer Facility), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

      The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer-Procedures for Tendering Old Notes" in the Prospectus and in the instructions attached hereto will, upon the Issuer's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned, on the one hand, and the Issuer and the Guarantors, on the other hand, upon the terms and subject to the conditions of the Exchange Offer and that the tendering holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on such Old Notes accrued up to the date of issuance of the New Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Old Notes tendered hereby.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at the applicable Book-Entry Transfer Facility. If applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at the applicable Book-Entry Transfer Facility. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that the New Notes be delivered to the undersigned at the address shown below the undersigned's signature. The undersigned recognizes that the Issuer has no obligation pursuant to "Special Delivery Instructions" to transfer any Old Notes from a registered holder thereof if the Issuer does not accept for exchange any of the principal amount of such Old Notes so tendered.

      By tendering Old Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer or any Guarantor, (ii) any New Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of New Notes to be received in the Exchange Offer and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities
Act) of such New Notes. The Issuer may require the undersigned, as a condition to the undersigned's eligibility to participate in the Exchange Offer, to furnish to the Issuer (or an agent thereof) in writing information as to the number of "beneficial owners" within the meaning of Rule 13d-3 under the Exchange Act on behalf of whom the undersigned holds the Old Notes to be exchanged in the Exchange Offer. By tendering Old Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of Old Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the Staff of the Division of Corporation Finance of the SEC to third parties, that such Old Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities, and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

      The Issuer and the Guarantors have agreed that, subject to the provisions of the registration rights agreement described in the Prospectus, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of New Notes received in exchange for Old Notes, where such Old Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the Expiration Date (subject to extension under certain limited circumstances described below). In that regard, each broker-dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a "participating broker-dealer"), by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Issuer or any Guarantor of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, such participating broker-dealer will suspend the sale of New Notes pursuant to the Prospectus until the Issuer and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission and have furnished copies of the amended or supplemented Prospectus to the participating broker-dealer. If the Issuer or any Guarantor gives such notice to suspend the sale of the New Notes, they shall extend the 180-day period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which the Issuer and the Guarantors have given notice that the sale of New Notes may be resumed, as the case may be.

      As a result, a participating broker-dealer who intends to use the Prospectus in connection with resales of New Notes received in exchange for Old Notes pursuant to the Exchange Offer must notify the Issuer, or cause the Issuer to be notified, on or prior to the Expiration Date, that it is a participating broker-dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer-Exchange Agent."

      All authority conferred or agreed to be conferred herein and every obligation of the undersigned under this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, a tender is irrevocable.

      The undersigned, by completing the box entitled "Description of Old Notes" above and signing this Letter of Transmittal, will be deemed to have tendered the Old Notes as set forth in such box.



                  TO BE COMPLETED BY ALL TENDERING HOLDERS
                        (SEE INSTRUCTIONS 2 AND 6)

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                               PLEASE SIGN HERE
               (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 16
                      OR A FORM W-8; SEE INSTRUCTION 10)


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                          SIGNATURE(S) OF HOLDER(S)
Date: ____________________________


    (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Old Notes tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2.)

Name(s):
           -------------------------------------------------------------------


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                                (PLEASE PRINT)
Capacity (full title):
                       -------------------------------------------------------


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Address:
           -------------------------------------------------------------------


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                                                            (INCLUDE ZIP CODE)

Area Code and Telephone Number:-----------------------------------------------

Taxpayer Identification Number:-----------------------------------------------
                                          (SEE INSTRUCTION 10)

                          GUARANTEE OF SIGNATURE(S)
                             (SEE INSTRUCTION 2)
Authorized Signature:
                    ----------------------------------------------------------

Name:
     -------------------------------------------------------------------------


------------------------------------------------------------------------------
                            (PLEASE TYPE OR PRINT)
Title:
         ---------------------------------------------------------------------

Name of Firm:
               ---------------------------------------------------------------

Address:
           -------------------------------------------------------------------


------------------------------------------------------------------------------
                                                            (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               -----------------------------------------------
Date:
     -------------------------------------------------------------------------

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

     SPECIAL ISSUANCE INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
    (SIGNATURE GUARANTEE REQUIRED--             (SIGNATURE GUARANTEE REQUIRED--
     SEE INSTRUCTIONS 2, 7 AND 14)               SEE INSTRUCTIONS 2, 7 AND 14)


TO BE COMPLETED ONLY if New Notes or Old        TO BE COMPLETED ONLY if New Notes or Old
Notes not tendered or not accepted are to be    Notes not tendered or not accepted are to be
issued in the name of someone other than the    sent to someone other than the registered
registered holder(s) of the Old Notes whose     holder(s) of the Old Notes whose signature(s)
signature(s) appear(s) above, or if Old Notes   appear(s) above, or to such registered holder
delivered by book-entry transfer and not        at an address other than that shown above.
accepted for exchange are to be returned for
credit to an account maintained at a            Deliver (check appropriate box(es))
Book-Entry Transfer Facility other than the
account indicated above.                        |_| Old Notes to:

Issue (check appropriate box(es))               |_| New Notes to:
|_| Old Notes to:
|_| New Notes to:                               Name________________________________________
                                                                  (Please Print)
Name_______________________________________
               (Please Print)
                                                Address_____________________________________
Address____________________________________
                                                ____________________________________________
___________________________________________
                                                ____________________________________________
___________________________________________                 (Include Zip Code)
        (Include Zip Code


___________________________________________
     Taxpayer Identification or Number

Credit unaccepted Old Notes tendered by
book-entry transfer to the following account at (check appropriate box):

|_| DTC

|_| Euroclear

|_| Clearstream

____________________________________________




                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

   The Issuer's and the Guarantors' interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and these instructions) will be final and binding.

   1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by a holder of Old Notes to tender such holder's Old Notes either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and an Agent's Message, as defined on page 2 hereof, is not delivered. Certificates in proper form for transfer or a book-entry confirmation, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. If the tender of Old Notes is effected in accordance with applicable ATOP procedures for book-entry transfer or the standard operating procedures for tendering old notes mandated by Euroclear or Clearstream, as the case may be, an Agent's Message may be transmitted to the Exchange Agent in lieu of an executed Letter of Transmittal. Old Notes may be tendered in whole or in part in integral multiples of [EURO]1,000.

   For purposes of the Exchange Offer, the term "holder" includes any participant in a Book-Entry Transfer Facility named in a securities position listing as a holder of Old Notes. Only a holder of record may tender Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who wishes to tender some or all of such Old Notes should arrange with a Book-Entry Transfer Facility, a Book-Entry Transfer Facillity participant or the record owner of such Old Notes to execute and deliver this Letter of Transmittal or to send an electronic instruction effecting a book-entry transfer on his or her behalf. See Instruction 6.

   Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes in proper form for transfer, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer through DTC on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer-Procedures for Tendering Old Notes-Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuer and the Guarantors, must be received by the Exchange Agent on or prior to the Expiration Date and (iii) the certificates (or a book-entry confirmation) representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof, or Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer-Procedures for Tendering Old Notes-Guaranteed Delivery Procedures" in the Prospectus.

   THE GUARANTEED DELIVERY PROCEDURES ARE AVAILABLE ONLY WITH RESPECT TO OLD NOTES IN CERTIFICATED FORM AND OLD NOTES ACCEPTED FOR CLEARANCE THROUGH THE FACILITIES OF DTC UNDER CUSIP NUMBER 48021PAA6. HOLDERS OF OLD NOTES ACCEPTED FOR CLEARANCE THROUGH THE FACILITIES OF CLEARSTREAM OR EUROCLEAR UNDER COMMON CODE 011481086 OR 011481035 MAY NOT TENDER OLD NOTES USING GUARANTEED DELIVERY PROCEDURES.

   The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means (i) a firm which is a member of a registered national securities exchange under the Exchange Act,
(ii) a member of the National Association of Securities Dealers, Inc. or
(iii) a commercial bank or trust company having an office or correspondent in the United States.

   THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof) or by causing the transmission of an Agent's Message, waives any right to receive any notice of the acceptance of such tender.

   2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

   a. this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in the applicable Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

   b. such Old Notes are tendered for the account of a firm that is an Eligible Institution (as defined in Instruction 1).

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 6.

   3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes" is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate, signed schedule which is attached to this Letter of Transmittal.

   4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If less than all the Old Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the "Principal Amount Tendered" column of the box entitled "Description of Old Notes" on page 4 of this Letter of Transmittal. In such case, new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will be sent only to the holder of the Old Notes, promptly after the Expiration Date. All Old Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. Tenders of Old Notes will be accepted only in integral multiplies of [EURO]1,000.

   5. WITHDRAWAL RIGHTS. Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn and (if certificates for Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes," the notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer-Procedures for Tendering Old Notes." Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

   6. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any tendered Old Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

   If this Letter of Transmittal or any certificates or written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, must submit proper evidence satisfactory to the Issuer, in its sole discretion, of each such person's authority so to act.

   When this Letter of Transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate written instrument(s) of transfer or exchange are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Issuer or the trustee for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution.

   7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the U.S. taxpayer identification number of the person named must also be indicated. Certificates for Old Notes not exchanged will be returned by mail or, if the Old Notes not exchanged were tendered by book-entry transfer, such Old Notes will be returned by crediting the account indicated above maintained at the applicable Book-Entry Transfer Facility. See Instruction 6.

   8. IRREGULARITIES. The Issuer and the Guarantors will determine all questions as to the validity, form, eligibility (including time of receipt) and acceptance of Old Notes tendered for exchange in their sole discretion. Their determination will be final and binding. The Issuer and the Guarantors reserve the absolute right to (i) reject any and all tenders of any Old Note improperly tendered, (ii) refuse to accept any Old Note if, in their judgment or the judgment of their counsel, acceptance of the Old Note may be deemed unlawful and (iii) waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Note either before or after the Expiration Date (whether or not similar defects, irregularities or conditions are waived in the case of other holders), including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer.

   The Issuer's and the Guarantors' interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date, including the Letter of Transmittal and the instructions to it, will be final and binding on all parties. Holders must cure any defects and irregularities in connection with tenders of Old Notes for exchange within such reasonable period of time as the Issuer and the Guarantors will determine, unless the Issuer and the Guarantors waive such defects or irregularities. Neither the Issuer, the Guarantors, the Exchange Agent nor any other person will be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor will the Issuer or any of the Guarantors incur any liability for failure to give such notification.

   9. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Letter of Transmittal, the Notice of Guaranteed Delivery and Forms W-8 (as defined in Instruction 10) may be obtained from the Exchange Agent at the address and telephone/facsimile numbers indicated above; from your broker, dealer, commercial bank, trust company or other nominee; or from the Luxembourg paying and transfer agent, Kredietbank S.A. Luxembourgeoise, Corporate Trust and Agencies, 43, Boulevard Royal, L-2955 Luxembourg, telephone 352-4797-3931, facsimile 352-4797-73951, attention: Sandra Cortese.

   10. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9; FORMS W-8. Under U.S. federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 on page 16 or, in the case of certain exempt foreign persons, an appropriate Form W-8 (as defined below). If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the tendering holder to a $50 penalty. In addition, payments to such holders or other payees with respect to New Notes issued pursuant to the Exchange Offer may be subject to 31% backup withholding. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

   Nonresident aliens and foreign persons not subject to backup withholding should complete and submit to the Exchange Agent, instead of the Substitute Form W-9, a Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding), a Form W-8ECI (Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States), a Form W-8EXP (Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding) or a Form W-8IMY (Certificate of Foreign Intermediary, Foreign Partnership, or Certain U.S. Branches for United States Tax Withholding) (each a "Form W-8" and, collectively, "Forms W-8"), as applicable. Forms W-8 and related instructions may be obtained from the Exchange Agent. If you are a non-U.S. holder, you should consult your tax advisor as to which Form(s) W-8 you should complete.

   Certain other holders (including, among others, corporations and financial institutions) may not be subject to the backup withholding and reporting requirements. Such holders should nevertheless complete the Substitute Form W-9 below and write "exempt" on the face thereof to avoid possible erroneous backup withholding. Please consult the enclosed Guidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9 for additional guidance on which holders are exempt from backup withholding.

   To prevent backup withholding, each tendering holder of Old Notes subject to backup withholding must provide his correct TIN by completing the Substitute Form W-9 provided herein at page 16, certifying that the TIN provided is correct and that either (i) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified such holder that such holder is no longer subject to backup withholding. The box in Part III of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked, the holder or other payee must also write "Applied For" in the space provided for the TIN under Part I and complete the Certificate of Awaiting Taxpayer Identification Number on page 16 in order to avoid backup withholding. Notwithstanding that the box in Part III is checked, "Applied For" has been entered in Part I and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

   The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number
(TIN) on Substitute Form W-9 for additional guidance on which number to report.

   11. WAIVER OF CONDITIONS. To the extent permitted by applicable law, the Issuer and the Guarantors reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

   12. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Old Notes for exchange.

   13. MUTILATED, LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Old Notes have been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen certificate(s) have been followed.

   14. TRANSFER TAXES. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, (i) New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, (ii) tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or (iii) a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

   Except as provided in this Instruction 14, it is not necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

   15. INCORPORATION OF LETTER OF TRANSMITTAL. This Letter of Transmittal shall be deemed to be incorporated in any tender of Old Notes by any Book-Entry Transfer Facility participant effected through procedures established by such Book-Entry Transfer Facility and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this Letter of Transmittal on behalf of itself and the beneficial owners of any Old Notes so tendered.

                     PAYER'S NAME: THE BANK OF NEW YORK

-----------------------------------------------------------------------------------------------------------------

           SUBSTITUTE              Part I--Taxpayer Identification Number--For
            FORM W-9               all accounts, enter taxpayer identification
   Department of the Treasury      number in the box at right. (For most         --------------------------------
    Internal Revenue Service       individuals, this is your social security         Social Security Number
                                   number. If you do not have a number, see                    OR
                                   Obtaining a Number in the enclosed
                                   Guidelines for Certification of Taxpayer
                                   Identification Number (TIN) on Substitute     --------------------------------
                                   Form W-9 (the "Guidelines").) Certify by      Employer Identification Number
                                   signing and dating below.

                                   Note: If the account is in more than one
                                   name, check in the enclosed Guidelines to
                                   determine which number to give the payer.
                                   ------------------------------------------------------------------------------

                                   Part II:  For Payees exempt from backup          Part III:--If awaiting (or
                                   withholding, see the enclosed Guidelines         will soon apply for) TIN,
                                   andcomplete as instructed therein.               check the following box, write
                                                                                    "Applied For" in the space
                                                                                    above and complete the
                                                                                    Certificate of Awaiting
                                                                                    Taxpayer Identification Number
                                                                                    below.  |_|
-------------------------------------------------------------------------------------------------------------------


CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1)THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME); AND

(2)I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE (A) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (B) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION
OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Signature                              Date
         -----------------------------      ---------------------------------
-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU IN CONNECTION WITH THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

------------------------------------------------------------------------------
          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                                   Date
         -----------------------------------      ---------------------------
------------------------------------------------------------------------------




          GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
              NUMBER (TIN) ON SUBSTITUTE FORM W-9 (CONTINUED)
           (SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE)

          GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                    NUMBER (TIN) ON SUBSTITUTE FORM W-9
           (SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE)

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--A Social Security number ("SSN") has nine digits separated by two hyphens: i.e. 000-00-0000. An employer identification numbers ("EIN") has nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.


----------------------------------------------------------------------------------------------------
For this type of account:   Give the SOCIAL            For this type of account:  Give the EMPLOYER
                            SECURITY number                                       IDENTIFICATION
                            of--                                                  number of--
-----------------------------------------------------------------------------------------------------
1.    Individual            The individual              6. Sole proprietorship    The owner3

2.   Two or more            The actual owner of the
     individuals (joint     account or, if combined     7. A valid trust, estate, The legal entity4
     account)               funds, the first            or pension trust
                            individual on the
                            account1                    8. Corporate              The corporation

3.   Custodian account of   The minor2                  9. Association, club,     The organization
     a minor (Uniform                                   religious, charitable,
     Gift to Minors Act)                                educational or other
                                                        tax-exempt organization
4.   a. The usual           The grantor-trustee1
        revocable savings                               10 Partnership            The partnership
        trust (grantor is
        also trustee)                                   11. A broker or           The broker or nominee
                                                        registered nominee
    b.  So-called trust     The actual owner1
        account that is                                 12. Account with the      The public entity
        not a legal or                                  Department of Agriculture
        valid trust under                               in the name of a public
        state law                                       entity (such as a state
                                                        or local government,
5.   Sole proprietorship   The owner3                   school district, or
                                                        prison) that receives
                                                        agricultural program
                                                        payments.
---------------------------------------------------------------------------------------------------------


(1) LIST FIRST AND CIRCLE THE NAME OF THE PERSON WHOSE NUMBER YOU FURNISH. IF ONLY ONE PERSON ON A JOINT ACCOUNT HAS AN SSN, THAT PERSON'S SSN MUST BE FURNISHED.

(2)   CIRCLE THE MINOR'S NAME AND FURNISH THE MINOR'S SSN.

(3) SHOW YOUR INDIVIDUAL NAME. YOU MAY ALSO ENTER YOUR BUSINESS NAME. YOU MAY USE YOUR SSN OR EIN (IF YOU HAVE ONE). USING YOUR EIN MAY, HOWEVER, RESULT IN UNNECESSARY NOTICES TO THE REQUESTOR OF THE FORM W-9 OR SUBSTITUTE FORM W-9.

(4) LIST FIRST AND CIRCLE THE NAME OF THE VALID TRUST, ESTATE, OR PENSION TRUST. (DO NOT FURNISH THE IDENTIFYING NUMBER OF THE PERSONAL REPRESENTATIVE OR TRUSTEE UNLESS THE LEGAL ENTITY ITSELF IS NOT DESIGNATED IN THE ACCOUNT TITLE.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

RESIDENT ALIENS. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number ("ITIN"). Enter it on the portion of the Form W-9 or substitute Form W-9 where the SSN would be entered. If you do not have an ITIN, see "Obtaining a Number" below.



       GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
           NUMBER (TIN) ON SUBSTITUTE FORM W-9 (CONTINUED)
        (SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE)


NAME
If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security
Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

OBTAINING A NUMBER
If you don't have a taxpayer identification number ("TIN"), apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Card, from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number, from the Internal Revenue Service (the "IRS") by calling 1-800-829-3676 or visiting the IRS's Internet web site at www.irs.gov. Resident aliens who are not eligible to get a Social Security number and need an ITIN should obtain Form W-7, Application for Individual Taxpayer Identification Number, from the IRS by calling 1-800-829-3676 or visiting the IRS's Internet web site at www.irs.gov.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

Exempt payees described below should file Form W-9 or substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TIN, WRITE "EXEMPT" ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

The following is a list of payees exempt from backup withholding and for which no information reporting is required:

(1) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7).

(2)   The United States or any of its agencies or instrumentalities.

(3) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4) A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5) An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

(6)   A corporation.

(7)   A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)  A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)  A common trust fund operated by a bank under section 584(a).

(13)  A financial institution.

(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

(15)  A trust exempt from tax under section 664 or described in section
      4947.

For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from withholding:

o     Medical and health care payments. o Attorneys' fees.

o Payments for services paid by a federal executive agency. Payments of dividends generally not subject to backup withholding include the following:

o     Payments to nonresident aliens subject to withholding under section
      1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.

o Payments made by certain foreign organizations. Payments of interest generally not subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct TIN to the payor.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o     Payments described in section 6049(b)(5) to nonresident aliens.

o     Payments on tax-free covenant bonds under section 1451.

o     Payments made by certain foreign organizations.

o     Mortgage interest paid by you.




          GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
              NUMBER (TIN) ON SUBSTITUTE FORM W-9 (CONTINUED)
           (SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE)


Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

PRIVACY ACT NOTICE.--Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are qualified to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TIN.--If you fail to furnish your correct TIN to a requester (the person asking you to furnish your TIN), you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you made a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.